UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):     September 29, 2006
                                                           ------------------

                             National Beverage Corp.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

               1-14170                                     59-2605822
--------------------------------------------------------------------------------
      (Commission File Number)                 (IRS Employer Identification No.)


            One North University Drive
            Fort Lauderdale, Florida                        33324
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)           (Zip Code)


                                 (954) 581-0922
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 29, 2006, National Beverage Corp. issued a press release discussing its energy drink products. This release is furnished herewith as Exhibit 99.1 hereto.


Item 9.01   Financial Statements and Exhibits

(c) Exhibit 99.1     Press release dated September 29, 2006



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             National Beverage Corp.
                             -----------------------
                                  (Registrant)


Date:  September 29, 2006                            /s/ Dean A. McCoy
                                                     -----------------
                                                     Dean A. McCoy
                                                     Senior Vice President -
                                                     Chief Accounting Officer



                                  EXHIBIT INDEX

99.1   Press release dated September 29, 2006.